RX FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JUNE 9, 2016
TO THE
PROSPECTUS DATED FEBRUARY 29, 2016
AS SUPPLEMENTED THROUGH MARCH 21, 2016

RX TACTICAL ROTATION FUND (TICKERS: FMARX, RXTAX, FMLAX)	RX MAR TACTICAL GROWTH FUND (TICKERS: MGMIX, MGMAX, MGMCX)

RX MAR TACTICAL MODERATE GROWTH FUND (TICKERS: MGZIX, MGZAX, MGZCX)

 (the “Funds”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS LISTED ABOVE.

On each of pages 8 and 15, in the sub-section “Portfolio Management” under the section entitled Management, the table is deleted and replaced as follows:

Portfolio Manager’s Name	Primary Titles	Firm	Managed the Fund Since
Corey Hoffstein	Chief Investment Officer and Portfolio Manager	Newfound	2015
Justin Sibears	Portfolio Manager	Newfound	2015
Charles McNally	Chief Portfolio Strategist	RiskX Investments	2016

On page 43, in the paragraph just prior to “Portfolio Managers,” the sentence about Mr. Steven Wruble should be deleted and replaced as follows:

Mr. Charles McNally, Chief Portfolio Strategist for RiskX Investments, is a portfolio manager for the Rx Tactical Rotation Fund and is responsible for oversight of the Newfound sub-advisory relationship.

On page 43 in the sub-section titled “Portfolio Managers,” under the heading “Rx Tactical Rotation Fund (Newfound),” the paragraph for Steven Wruble is deleted and replaced as follows:

Charles McNally. Mr. McNally joined RiskX Investments (formerly, American Independence Financial Services, LLC) as Chief Portfolio Strategist in early 2013. Mr. McNally also serves as a co-portfolio manager for the AI JAForlines Risk-Managed Allocation Fund, which is a fund in the American Independence Funds Trust, an affiliated trust. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business, and traded fixed-income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE